EXHIBIT (e)

                               Form of Application

                                                                          1024
Application for Insurance
Notice of Insurance Information Practices
                                              Please print clearly in black ink.

  Acacia Life Insurance Company              Ameritas Life Insurance Corp.
  P.O. Box 81889, Lincoln, NE 68501          P.O. Box 81889, Lincoln, NE 68501
  800-745-1112 Fax 402-467-7335              800-745-1112 Fax 402-467-7335
  (Client Service Department)

     To issue an insurance policy we need to obtain information about you and any other persons proposed for insurance. Some of that information will come from you and some will come from other sources. We may obtain information relating to any proposed insured's mental and physical health, general character and reputation, habits, finances, occupation, other insurance coverage, or participation in hazardous activities.

     This information may be obtained from physicians, medical professionals, hospitals, clinics or other medical care institutions, or from the Medical Information Bureau, Inc. (the Bureau), public records, consumer reporting agencies, financial sources, other insurance companies, agents, friends, neighbors and associates. We may obtain information through exchanges or correspondence, by telephone or by personal contact.

     Information regarding your insurability or claims will be treated as confidential. The companies listed above ("the Companies") or their reinsurers may, however, make a brief report thereon to the Medical Information Bureau, Inc., a nonprofit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file. Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112; telephone number (617) 426-3660. The Companies or their reinsurers may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

     Furthermore, as part of our procedure for processing your insurance application, an investigative consumer report may be prepared whereby information is obtained through personal interviews with your neighbors, friends, associates, or others with whom you are acquainted.

    This inquiry and any subsequent investigative consumer report update which may also be requested includes information as to your character, general reputation, personal characteristics, and mode of living.

    You have the right to be personally interviewed if we order an investigative consumer report. Please notify our agent if this is your wish. You are also entitled to receive a copy of the investigative consumer report whether or not an interview is conducted. You also have the right to make a written request within a reasonable period of time to receive additional, detailed information about the nature and scope of this investigation.

    To reduce costs and offer insurance coverage at the lowest possible premium, the Companies may also use a Personal History Interview. A specially trained interviewer may call to discuss information contained in your application or to ask questions related to the underwriting of your insurance. We will attempt to conduct this telephone interview at your convenience and at a number you designate.

    In the event of an adverse underwriting decision, upon written request, we will provide you with the specific reason in writing for that adverse underwriting decision.

    As a general practice, we will not disclose personal information about you to anyone else without your consent, unless a legitimate business need exists or disclosure is required or permitted by law. A description of the circumstances under which information about you might be disclosed without your authorization will be sent to you upon request.

    You have a right of access to personal information we maintain in our files and to request correction, amendment, or deletion of any information you believe to be incorrect. You may request a description of established procedures which will allow access to and correction of such personal information.

    If you wish to have a more detailed explanation of our information practices, including your rights of access to and correction of personal information, please contact the Underwriting Department at the above address.

 DETACH AND DELIVER TO PROPOSED INSURED BEFORE COMPLETION OF THE APPLICATION.

AS 2550 NI                                                    Edition: 03/2008

                                                                            1024
Application for Insurance
Personal Information
                                              Please print clearly in black ink.

 CHECK ALL COMPANIES THAT APPLY.

  Acacia Life Insurance Company              Ameritas Life Insurance Corp.
  P.O. Box 81889, Lincoln, NE 68501          P.O. Box 81889, Lincoln, NE 68501
  800-745-1112 Fax 402-467-7335              800-745-1112 Fax 402-467-7335
  (Client Service Department)

1.  Proposed Insured (One):

   a) Name:___________________________________________

   b) Date of Birth:________________ c) Sex: [ ] Male [ ] Female

   d) Place of Birth:__________________________________

   e) Social Security/Tax ID No.:____________________________

   f) Driver's License or other Government issued picture ID:__________________
                          State:________________

   g) Home Address:_______________________________

      City:__________________    State: ______________   Zip:________________

   h) Years at this Address:_____________________________________

   i) Tel. (Home)__________________________

      (Business):________________________

      Fax:_________________________________

      E-mail:______________________________

      Best time to call: _____________  at:___________ Business__________  Home

   In the event you are not available when our interviewer calls, may we speak with your spouse? [ ] Yes [ ] No

   j) Residency Status: [ ] U.S. Resident  [ ]Other:

   k) Are you a U.S. Citizen: [ ] Yes [ ] No If "No," complete Foreign National form UN 0918 and provide the following:

      Citizenship:___________________________________________

      Visa Type:__________________________  Visa #:_____________________

   j) Employer Name:______________________________________________

       Address:____________________________________________

       City:___________________________ State:    Zip:

   m) Occupation:___________________________ Years:

   n) Duties:_____________________________________________

2. Owner Information (One): (Complete only if Owner is other than Proposed Insured.)

    a)  [ ]  Individual       b) [ ] Trust (provide copy)    c)[ ]  Partnership

    d)  [ ] Corporation: Count of incorporation:_______________________

    e)  Full Name:_____________________________________________

    f)  Relationship to Proposed Insured(s):_____________________________

    g)  Trustee(s) Name:____________________________________________

    h)  Date of Birth or Date of Trust:_____________________________

    i)  Social Security/Tax ID No:___________________________________

    j)  Driver's License or other Government issued picture ID:_______________
                                State:________________________

    k)  Address:________________________________________

         City: _______________________________State:_____________ Zip:________

    l)  Tel. (Home)_______________________  (Business)______________________

        Fax:_______________________________  E-mail:_________________________

    m)  Residency Status: [ ] U.S. Resident [ ] Other:

    n) Are you a U.S. Citizen: [ ] Yes [ ] No If "No,"complete Foreign National form UN 0918 and provide the following:

         Citizenship:______________________________________________

         Visa Type:_______________Visa #:___________________________

    o)   Multiple Ownership (indicate type):

         [ ] Joint with Survivorship

         [ ] Tenants in Common

    p) Successor Owner:

       Name:_________________________________________________

       Social Security/Tax ID No.:_______________________________





3. Beneficiary Information: (Subject to change by Owner.)

   a) Primary Beneficiary:_______________________________________________

      Address:____________________________________________________

      City:_____________________ State: ______________ ZIP: _____________

      Relationship to Proposed Insured: _____________________________

      Social Security/Tas ID:_______________________________________

      Date of Birth or Date of Trust:_____________________________________


   b) Contingent Beneficiary: __________________________________________

    a) Name: ____________________________________________________

       Address:____________________________________________________

       City:_____________________ State: ______________ ZIP: _____________

       Relationship to Proposed Insured: _____________________________

       Social Security/Tas ID:_______________________________________

       Date of Birth or Date of Trust:_____________________________________




AS 2550 PI-A                                                  Edition: 03/2008

                                                                            1024
Application for Insurance
Personal Information (continued)
                                              Please print clearly in black ink.

   Acacia Life Insurance Company              Ameritas Life Insurance Corp.
   P.O. Box 81889, Lincoln, NE 68501          P.O. Box 81889, Lincoln, NE 68501
   800-745-1112 Fax 402-467-7335              800-745-1112 Fax 402-467-7335
   (Client Service Department)


1. Proposed Insured (Two): (Survivorship Life ONLY)

a) Name:___________________________________________________

b) Date of Birth:___________________ c) Sex: [ ] Male [ ] Female

d) Place of Birth:__________________________________________

e) Social Security/Tax ID No.:______________________________

f) Driver's License or other Government issued ID:____________________ State:_________________________

g) Home Address:____________________________________________________

   City:___________________________________ State:____Zip:___________

h) Years at this Address:___________________________________

i) Tel. (Home):_____________________________________________

   (Business):_______________________________________________________

   Fax:______________________________________________________________

   E-mail:___________________________________________________________

   Best time to call:__________________________ at: [ ] Business [ ]? Home

   In the event you are not available when our interviewer calls, may we speak with your spouse? [ ] Yes [ ] No

j) Residency Status: [ ] U.S. Resident ? Other:________________________

k) Are you a U.S. Citizen: [ ] Yes [ ] No If "No," complete Foreign National form UN 0918 and provide the following:

   Citizenship:______________________________________________________

   Visa Type:_____________________ Visa #: __________________________

l) Employer Name:______________________________________________

   Address:___________________________________________________

   City:____________________________ State:____Zip:___________

m) Occupation:___________________________Years:_____________

n) Duties:__________________________________________________

2. Owner Information (Two): (Complete only if Owner is other than Proposed Insured.)

   a) [ ] Individual      b) [ ] Trust (provide copy)      c) [ ] Partnership

   d) [ ] Corporation: County of Incorporation:_________________________

   e) Full Name:_______________________________________________

   f) Relationship to Proposed Insured(s):_____________________

   g) Trustee(s) Name:_________________________________________

   h) Date of Birth or Date of Trust:__________________________

   i) Social Security/Tax ID No._______________________________:

   j) Driver's License or other Government issued ID:_________________
                     State:__________________________

   k) Address:____________________________________________________

      City:___________________________State:._____ Zip:______________

   l) Tel. (Home):________________ (Business):___________________

      Fax:_____________________ E-mail:_________________________

   m) Residency Status: [ ] U.S. Resident [ ] Other:_______________

   n) Are you a U.S. Citizen: [ ] Yes [ ] No If "No," complete Foreign National form UN 0918 and provide the following:

      Citizenship:______________________________________________

      Visa Type:_______________ Visa It_________________________


   o) Multiple Ownership (indicate type):
      [ ] Joint with Survivorship
      [ ] Tenants in Common

   p) Successor Owner:

      Name:_____________________________________________________

      Social Security/Tax ID No.:_______________________________


3. Proposed Insured. (Child One or Other)

    a) Name: ____________________________________________________

    b) Address:____________________________________________________

    c) City of Birth:_____________________ d)Sex:  [ ] Male  [ ] Female

    e) Place of Birth:_____________________________

    f) Social Security:_______________________________________

    g) Ins. in Force/Company _________________________________________

    h) Driver's License No:  _________________________________________

4.  Proposed Insured: (Child Two or Other)

    a) Name: ____________________________________________________

    b) Address:____________________________________________________

    c) City of Birth:_____________________ d)Sex:  [ ] Male  [ ] Female

    e) Place of Birth:_____________________________

    f) Social Security:_______________________________________

    g) Ins. in Force/Company _________________________________________

    h) Driver's License No:  _________________________________________


AS 2550 Pl-B                                                   Edition: 03/2008

Variable Universal Life                                                 1024-L
Policy Details
                                              Please print clearly in black ink.

   Ameritas Life Insurance Corp.
   P.O. Box 81889, Lincoln, NE 68501
   800-745-1112 Fax 402-467-7335

1.  VUL:
a) Specified Amount (base only): $___________________________
b) Death Benefit Option:
     [ ] Option A (Specified Amount)
     [ ] Option B (Specified Amount plus Account Value)
     [ ] Optiion C (Return of Premium)
c) Life Insurance Qualification Test:
     [ ] GPT (Guideline Premium Test) Default if no option is selected
     [ ] CVAT (Cash Value Accumulation Test)


d) Supplementary Benefits:
     [ ] Children's Insurance Rider ___________$________________
     [ ] Term Insurance Rider - Other Insured
         [ ] Family Member:________________________$____________
             Beneficiary Designation:
             Primary:___________________________________________
             Relationship:______________________________________
             Contingent:________________________________________
             Relationship:______________________________________
         [ ] Non-Family Member:____________________$____________
         Beneficiary Designation:
             Primary:___________________________________________
             Relationship:______________________________________
             Contingent:________________________________________
             Relationship:______________________________________
    [ ] Waiver of Monthly Deduction Rider

e) Monthly Deduction Allocation:
   Do you want to select a portfolio or portfolios from which to deduct your monthly policy expenses? [ ] Yes [ ] No

  (If "Yes," list portfolio(s) and/or Guaranteed Account and percentage allocated. If "No," then the expenses will be prorated from all funds.)

   Portfolio                                       Percentage
   ____________________________________________   ____________________%
   ____________________________________________   ____________________%
   ____________________________________________   ____________________%
   Total                                                100%

2. Premium
    a) Planned Periodic Premium (modal): $__________________________
    b) Premium Frequency:
       [ ] Annual             [ ] Electronic Funds Transfer (complete EFT form.)
       [ ] Semi-Annual        [ ] Salary Allotment
       [ ] Quarterly          [ ] Other:
   c)) Additional First-Year Premium (lump sum amounts):
       [ ] . . . . . . . . . . . . . . . . . . . . . . .$________________
       1035 Exchange $_____________________________________________
       (Complete Absolute Assignment Form)
   e)  Has any premium been given in connection with this application?
       [ ] Yes   [ ] No (If "Yes," state amount paid for which conditional
       receipthas been given;  the terms of which are hereby agreed to.)
       Amount:......................................... $_________________
    e)  Send Premium Notices to: [ ] Residence [ ] Business
       [ ] Owner One             [ ] Other: (Specify)_________________________
       [ ] Owner Two
       [ ] Insured One
       [ ] Insured Two
                    -
 3. Insurance Suitability Questions:

   a) Do you understand that the death benefit and cash value may increase or decrease depending on the investment experience of the separate account?
      [ ]  Yes  [ ]  No

   b) Do you believe that this policy will meet your insurance needs and financial objectives?
      [ ]  Yes  [ ] No

   c) Have you received a current copy of the Prospectus? [ ] Yes [ ] No


AS 2550-1 PD-V ALIC                                              Edition 4/2008

                                                                         1024-L
Variable Universal Life
Investment Advisory Agreement and Allocation of Premium
                                               Please print clearly in black in.
    Ameritas Life Insurance Corp.
    P.O. Box 81889, Lincoln, NE 68501
    800-745-1112 Fax 402-467-7335

Investment Advisory Agreement for Model Asset Allocation

In electing to participate in the Model Asset Allocation program using the Asset Allocator tool, I understand:

o I am giving Ameritas Investment Corp. ("AIC"), an affiliate of Ameritas Life Insurance Corp. ("Ameritas"), discretionary authority to serve as my investment advisor for the program solely for purposes of developing asset allocation models and periodic updates to the models, and to instruct Ameritas to allocate my premiums and policy values pursuant to the model I select and any changes to the model by AIC. If I am entering into this limited advisory agreement pursuant to the terms of a rider, I am also giving AIC discretionary authority to serve as my investment advisor for the purposes of deletions of models available with the rider. I am not retaining AIC as my investment adviser for any other financial planning purposes, unless agreed to expressly in writing. There is no additional charge for selecting the Model Asset Allocation program.

o I must decide whether participation in the program and which model is best for me. AIC will not make this decision for me. The Asset Allocator Questionnaire is only a tool to assist me. I may consult my own financial professional to help me.

o If I ever direct Ameritas to allocate my premiums or policy value to portfolios not included in the models, I will no longer receive updates to the models and this limited advisory agreement will terminate.

o AIC and Ameritas may be subject to competing interests that have the potential to influence AIC's decision making with regard to the models, including revenue sharing from portfolios and principal underwriting fees. These potential conflicts are disclosed in the Policy prospectus and AIC's Form ADV Part II, which I acknowledge having received, and the Policy Statement of Additional Information, which I have the opportunity to obtain.

o AIC or Ameritas may terminate or change its available asset allocation program(s) at any time.

o This agreement is effective upon receipt and approval by Ameritas and AIC of my election to participate.

--------------------------------------------------------------------------------
Allocation Among Investment Options
Choose from an Investment Level Asset Allocation Model OR select your own investment options.

     Investment Leval Model Asset Allocation
     The models will be rebalanced quarterly. Choose ONE of the Asset Allocation MOdels below, information regarding the funds and allocations for each model are contained in the asset allocation brochures, which I acknowledge receipt of by signing this application.
     or
     [ ] Aggressive Model [ ] Capital Growth Model  [ ] Balanced Model
                   [ ]  Moderate Model [ ] Conservative Model

     Individual Investment Options
     Use whole percentages only. Must total 100%. If Dollar Cost Averaging, a portion must be invested in the Money Market Fund or Fixed Account (see prospectus for restrictions) and the Dollar Cost Averaging section of the Optional Program form must be completed.

Vanguard(R) VIF                           Third Avenue
__% Money Market                          __%Value
__% Diversified
__% Equity Income                         AIM V.I. Series I
__% Equity Index                          __% International Growth
__% Total Stock Market Index              __% Leisure
__% Growth
__% Mid-Cap Index                         American Century VP Class I
__% Small Company Growth                  __% International
__% Balanced                              __% Mid Cap Value
__% International
__% High Yield Bond                       DWS VS I Class A
__%Total Bond Market Index                __% Health Care VIP
__%REIT Index
                                          DWS VS II Class A
PIMCO VIT Administrative Class            __% Dreman Small Mid Value VIP
__% CommodityRealReture Strategy          __% Global Thematic VIP

Fidelity(R) VIP Initial Class
__% Equity-Income                         FTVIPT Templeton Class 2
__% Contrafund(R)                         __% Global Income Securities
__% Growth
__% Mid Cap                               MFS(R) VIT Initial Class
__% Overseas                              __% Research International
__% High Income                           __% Utilities
__% Investment Grade Bond
__% Strategic Income                      Neuberger Berman AMT Class I
                                          __% Partners
Calvert Variable Series                   __% Regency
__% Social Equity
__% Social Balanced
__% Social International Equity           Summit
__% Ameritas Core Strategies              __% Natural Resources

                                         T. Rowe Price
                                         __% Blue Chip Growth
Rydex
                                         UIF Class I
__% Nova                                  __% Emerging Markets Equity
__% Inverse S8P 500 Strategy
__% NASDAQ-100(R)                          ALIC
__% Inverse NASDAO-100(R)                  __% Fixed Account
__% Russell 20001.5x
__% Government Long Bond 1.2x Strategy    --------------------------------------
__% Inverse Government Long Bond          100 % TOTAL. (Whole percentages only;
__% Sector Rotation                       must total 100%)
__%Precious Metals

AS 2550 IA-V ALIC                                              Edition: 04/2008

                                                                          1024

Universal Life/Survivorship Universal Life/VUL
Financial Information
                                           Please print clearly in black ink.

Acacia Life Insurance Company             Ameritas Life Insurance Corp.
P.O. Box 81889, Lincoln, NE 68501         P.O. Box 81889, Lincoln, NE 68501
800-745-1112, Fax 402-467-7335            800-745-1112, Fax
402-467-7335 (Client Service Department)
1.  Existing and Pending Insurance - Proporsed Insured(s):
                                                            Proposed   Proposed
                                                         Insured One Insured Two
a) Total insurance in force on the Proposed Insured(s). $ ________$________ If the Proposed insured is a juvelile, what is the total amount of life insurance
       in force on the parent(s)?        $_______________________
b)     Total insurance currently pending with all companies, including this
       application.         $ ________________   $____________________
c) Of the above pending amount, how much do you intend to accept? $___________ $_________________________
d) Provide information for each policy in force on the Proposed Insured(s). (Attach additional paga if necessary.)

Proposed Insured: [ ] One   [ ]  Two
       Company:___________________________________________________
       Group, Personal or Business:_______________________________
       Issue Date:________________________________________________
       To Remain in Force?      [ ] Yes [ ] No
       Face Amount:_______________________________________________

 Proposed Insured: ? One ? Two
       Company:___________________________________________________
       Group, Personal or Business:_______________________________
       Issue Date:________________________________________________
       To Remain in Force?      [ ] Yes [ ] No
       Face Amount:_______________________________________________

e) Have you ever sold, assigned, or pledged as collateral a life insurance_policy, or an interest in a life insurance policy? [ ] Yes
         [ ]  No (If "Yes," give details.)______________________

2.     Existing Insurance (Replacement):______________________________
a)     Do you have any existin life insurance policies or annuity contracts?
       [ ] Yes [ ] No (If "Yes," complete a Replacement Notice if required by State Law.)
b) Will any life insurance policy or annuity contract presently in force with this or any other company be discontinued, reduced, changed, or replaced if insurance now applied for is issued?
       [ ] Yes  [ ] No (If "Yes," give details.)

      Company:__________________________ Policy No.:_________________
      Amount: $______________________ Date:__________________________
      Type of Policy:________________________________________________

3.      Statement of Intent:

a) Is there, or will there be, any agreement or understanding that provides for a party, other than the Owner, to obtain any interest in any policy issued on the life of theeroposed insured as a result of this application? [ ] Yes [ ] No
b) Will the premiums be financed through a loan? [ ] Yes [ ] No (If "Yes," list lender, duration of loan, and collateral required.)
c) Will any entity other than a life insurance company be medically evaluating the proposed insured either to obtain financing or to
        determine life expectancy?    [ ] Yes [ ] No (If "Yes,"give details.)
d)      Will the policy, if issued, be placed in a trust?  [ ]  Yes  [ ]  No
        (If "Yes," give details and provide copy of trust.)

4.      Financial Questions:                     Proposed         Proposed
                                                 Insured One      Insured Two

a)      Gross annual earned income:              $___________       $__________
        (salary, commissions, bonuses, etc.)
b)       Gross annual unearned income:           $___________       $__________
        (dividend, interest, net real estate income, etc.)
c)       Household net worth: $________________________________________-
d) In the last 5 years, has either of the Proposed Insured(s) or the business had any major financial problems (bankruptcy, etc.)?
          [ ]  Yes   [ ]  No (If "Yes," give details.)
e)      If Owner, other than the proposed insured, is an individual:
       Net Worth:$________________________________________________
       Net AnnualIncome:$________________________________________
       Total Family Income:$______________________________________

5. Source of Premiums: (Check one or more.)
 [ ] Current Income [ ]  Cash Savings [ ] Employer
 [ ] Securities [ ]  Relative [ ]  Premium Finance
 [ ] Sale of personal property or real estate.
 [ ] Insurance/Annuities (Loans/Withdrawals).
 [ ] 1035 Exchange
 [ ] Insurance or annuity maturity value or death benefit.
 [ ] Rollover/Transfer of 401(k) or Pension Funds.
 [ ] Other:

6. Business Insurance: (Complete for ALL Business Owned Insurance.)
             Current Year    Previous Year
a) Assets: $_____________________$_______________
b) Liabilities:$_________________$_______________
c) Gross Sales:$_________________$_______________
d) Net Income after taxes: $_____________________ $____________________
e) Fair Market Value of the business: $___________________ $______________
f) What percentage of the business is owned by Proposed Insured(s)? __________%
g) Are other partners / owners / executives being insured?
      [ ] Yes   [ ] No (If "Yes," give details.)___________________________

AS 2550 FL                                                    Edition: 03/2008

                                                                          1024

Companies Application for Insurance          Please print clearly in black ink
Lifestyle and Health Questionnaire

  Acacia Life Insurance Company              Ameritas Life Insurance Corp.
  P.O. Box 81889, Lincoln, NE 68501          P.O. Box 81889, Lincoln, NE 68501
  800-745-1112 Fax 402-467-7335              800-745-1112 Fax 402-467-7335
  (Client Service Department)

Lifestyle Questions: (Please provide details for "Yes" answers.)
Has any person proposed for coverage:

1. Used tobacco or nicotine products in any form within the last five years? (In Details, provide dates and type: cigarettes, cigars, cigarillos, a pipe, chewing tobacco, nicotine patches, gum, etc.) [ ] Yes [ ] No

2. Ever applied for insurance or reinstatement which has been: declined, postponed, rated, modified; or had any such insurance canceled or a renewal premium refused? (In Details, provide date, reason, and company name.)
    [ ] Yes    [ ] No

3.  Ever received or claimed: indemnity, benefits, or a payment for any injury,
    sickness or impaired condition?     [ ] Yes [ ]  No

4.  Ever made any flights as: a pilot, student pilot, or crew member of any
    aircraft?       [ ]Yes  [ ] No (If "Yes," complete Aviation Questionnaire.)

5. Been convicted of a moving traffic violation, had any traffic accidents, or had a driver's license revoked or suspended within the past five years?
    [ ] Yes [ ] No

6. Been charged with, or convicted of, or currently awaiting trial on the violation of any criminal law? [ ] Yes [ ] No

7. In the next year, any intention of traveling outside the U.S. or Canada or residing outside of the U.S.? (If "Yes," complete Foreign Travel Questionnaire.) [ ] Yes [ ]No

8. Belong to or intend joining: any active or reserve military, naval, or aeronautic organization? (If "Yes," complete Military Service
    Questionnaire.) [ ] Yes [ ] No

9. Engaged in or plan to engage in any form of the following: (If "Yes," check all boxes below that apply and complete appropriate form(s).) [ ] Yes [ ] No

|_|      Motorized Racing      |_|      Scuba diving
|_|      Parachuting/Skydiving |_|      Hang-gliding
|_|      Ballooning            |_|      Mountain climbing
|_|      Rodeo                 |_|      Competitive skiing
|_|      Snowmobiling          |_|      Gliding
|_|      Boat racing           |_|      Other:

Proposed Insured One - Details for any "Yes" answers to Lifestyle Questions:
(Indicate question number and timeframe.)





Proposed Insured Two - Details for any "Yes" answers to Lifestyle Questions:
(Indicate question number and timeframe.)




Child(ren) or Other Insured - Details for any "Yes" answers to Lifestyle
Questions: (Indicate question number and time frame.)


Medical Information:

Has any proposed insured ever been diagnosed or treated by
a licensed medical physician for diabetes, heart disease, stroke or cancer?
Proposed Insured One ..............................[ ] Yes [ ] No
Proposed Insured Two ..............................[ ] Yes [ ] No
Child(ren) or Other Insured .......................[ ] Yes [ ] No
If "Yes," please provide insured's name, physician's name, complete address and phone number.
__________________________________________________________________________
__________________________________________________________________________

AS 2550 LQHQ                                                  Edition: 03/2008

                                                                         1024
Application for Insurance                 Please print clearly in black ink.
Agreement

   Acacia Life Insurance Company              Ameritas Life Insurance Corp.
   P.O. Box 81889, Lincoln, NE 68501          P.O. Box 81889, Lincoln, NE 68501
   800-745-1112 Fax 402-467-7335              800-745-1112 Fax 402-467-7335
   (Client Service Department)

Agreement

The undersigned represent that their statements in this application and Part II, if such Part II is required by the companies listed above ("the Companies"), are true and complete to the best of their knowledge and belief. It is agreed that:

(a) the only statements to be considered as the basis of the policy are those contained in the application or in any amendment to the application;
(b) any prepayment made with this application will be subject to the provisions of the CONDITIONAL RECEIPT;
(c) if there is no prepayment made with this application, the policy will not take effect until:
     (1) the first premium is paid during the lifetime of the proposed insured(s) and while his/her health and the facts and other conditions affecting their insurability remain as described in this application and Part II, if required; and
     (2)  the policy is delivered to the Owner;
(d) no one except the President, a Vice President, the Secretary, or an Assistant Secretary can make, alter or discharge contracts or waive any of the Companies' rights or requirements; and
(e)  this application was signed and dated in the state indicated.

If applying for an indeterminate premium plan:
(a) the premium for such plan is guaranteed for the initial guarantee period, and after such period, the current annual premium is not guaranteed and may change; and
(b)  the premium will never exceed the specified maximum.

Fraud Notice

Any person who knowingly or with intent to defraud; submits an application or files a claim containing false, incomplete or misleading information; is guilty of a crime and may be subject to fines and criminal penalties, including imprisonment. In addition, insurance benefits may be denied if false information provided by an applicant is materially related to a claim.


Dated at:  ___________________________________________________________________
              City              State         Month      Day Year

_____________________________________________________________________________
Print or Type Proposed Insured Name.

X____________________________________________________________________________
Signature of Proposed Insured.

_____________________________________________________________________________
Print or Type Name of Other Proposed Insured.

X____________________________________________________________________________
Signature of Other Proposed Insured.

_____________________________________________________________________________
Print or Type Owner if not Proposed Insured.

X____________________________________________________________________________
Signature of Owner if not Proposed Insured.

_____________________________________________________________________________
Print or Type Insurance Producer Name.      Producer No./Sit. Code.

X____________________________________________________________________________
Signature of Licensed Soliciting Producer.  Producer State Lic. No.

_____________________________________________________________________________
Print or Type Insurance Producer Name.      Producer No./Sit. Code.

X____________________________________________________________________________
Signature of Licensed Soliciting Producer.  Producer State Lic. No.


_____________________________________________________________________________
Agency Name.                                Agency No.


Taxpayer Identification Number (TIN)
                          Social Security Number  Employer Identification Number


Under penalties of perjury, I certify that:

1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and

2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

3) I am a U.S. Citizen or other U.S. Person (including a U.S. resident alien).

Cross out item (2) if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

X
------------------------------------------------------------------------------
Signature of Owner, Trustee/Employer                    Date

AS 2550 AG                                                      Edition 03/2008

                                                                         1024
                                              Please print clearly in black ink.
Application for Insurance
Authorization

   Acacia Life Insurance Company              Ameritas Life Insurance Corp.
   P.O. Box 81889, Lincoln, NE 68501          P.O. Box 81889, Lincoln, NE 68501
   800-745-1112 Fax 402-467-7335              800-745-1112 Fax 402-467-7335
   (Client Service Department)

Authorization to Obtain and Disclose Information

I authorize any health care providers, hospitals, insurers, the Medical Information Bureau, Inc.("MIB"), consumer reporting Practices. agency, government agency, financial institution, and/or accounting, educational institution, or employer; having data or facts about the proposed insured's or claimant's physical or mental condition, medical care, advice, treatment, the use of drugs, alcohol, or tobacco, HIV, AIDS and sexually transmitted diseases, prescription drug records, financial status, education records, employment status or other relevant data or facts about the proposed insured or claimant; including wage and earnings, or data or facts with respect to other insurance coverage; to give all data or facts to the companies listed above ("the
Companies"), their reinsurers, or any other agent or agency acting on the Companies' behalf.

Data or facts obtained will be released only: (1) to reinsurers; Print or Type Name of Other Proposed Insured (2) to MIB; (3) to persons performing business duties as directed or contracted for by the Companies related to the X proposed insured's application or claim or other Signature of Other Proposed Insured insurance-related functions; (4) as permitted or required by law; (5) to government officials when necessary to prevent or prosecute fraud or other illegal acts; and (6) to any person or Print or Type Name of Personal Representative of Proposed Insured entity having an authorization expressly permitting the disclosure. The personal data or facts used or disclosed under this authorization may be subject to redisclosure and no longer Signature of Personal Representative of Proposed Insured protected by federal privacy regulations.

The above data and facts will be used to: (1) underwrite an application for coverage; (2) obtain reinsurance; (3) resolve or contest any issues of incomplete, incorrect, or misrepresented information on the application identified above which may arise during the processing or review of the application, or any other application for insurance; (4) administer coverage and claims; and (5) complete a consumer report, investigative consumer report or telephone interview about the proposed insured or claimant.

I agree that this authorization is valid for two and one-half years from the date shown below. I also agree that a copy is as valid as the original. I, or my authorized representative, am entitled to a copy. For purposes of collecting data or facts relating to a claim for benefits, this authorization is valid for the duration of the claim. I understand that: (1) I can revoke this authorization at any time by giving written request to the Companies; (2) revoking this authorization will not affect any prior action taken by the Companies in reliance upon this authorization; and (3) failing to sign, or revoking this authorization may impair the Companies' ability to process my application or evaluate my claim and may be a basis for denying this application or a claim for benefits.


 I acknowledge receipt of Notice of Insurance Information Practices


 Dated at_________________________________________________________________
          City              State        Month   Day Year

___________________________________________________________
 Print or Type Name of Proposed Insured

X_______________________________________________________
 Signature of Proposed Insured

__________________________________________________________
Print or Type Name of Other Proposed Insured

X________________________________________________________
Signature of Other Proposed Insured

_________________________________________________________
Print or Type Name of Personal Representative of Proposed Insured

X________________________________________________________
Signature of Personal Representative of Proposed Insured


Description of Authority of Personal Representative
(Parent, Legal Guardian, Attorney-in-Fact) (Attach documentation in support of your authority)

            This Authorization complies with the HIPAA Privacy Rules

AS 2550 AU                                                   Edition: 03/2008

                                                                          1024
Application for Insurance                     Please print clearly in black ink.
Conditional Receipt

   Acacia Life Insurance Company              Ameritas Life Insurance Corp.
   P.O. Box 81889, Lincoln, NE 68501          P.O. Box 81889, Lincoln, NE 68501
   800-745-1112 Fax 402-467-7335              800-745-1112 Fax 402-467-7335
   (Client Service Department)

DO NOT DETACH UNLESS PREMIUM PAYMENT IS MADE WHEN APPLICATION IS DATED AND SIGNED. DO NOT USE IF LIFE INSURANCE APPLIED FOR IS OVER $1,000,000. DO NOT USE IF DISABILITY INCOME OR DISABILITY OVERHEAD EXPENSE IS OVER $8,000 PER MONTH. PREMIUM SHOULD NOT BE ACCEPTED IF THE PROPOSED INSURED IS AGE 75 OR OLDER, OR HAS BEEN TREATED FOR HEART DISEASE, DIABETES, STROKE, OR CANCER, WITHIN THE PAST 12 MONTHS, OR HAS BEEN ADMITTED TO A MEDICAL FACILITY WITHIN THE PAST 90 DAYS.

Terms and Conditions

All of the terms and conditions of this receipt must be fulfilled for insurance to be in effect on the "coverage date" or no insurance will be in effect under this receipt. The "coverage date" is the date of this application or Part II or medical examination or other test required by published rules of the companies listed above ("the Companies") used when considering the benefits applied for, whichever date is latest.

1.  Premium Payment

    For Adjustable Life insurance, the premium payment taken with this application must be equal to or greater than the full initial premium. For any other life insurance, or Disability Income insurance, the premium taken with this application must be equal to the full first premium for the mode of premium and benefits applied for.

2.  Insurability

    As of the "coverage date," the Companies' Underwriting Officer must find each person proposed for insurance to be an acceptable risk at standard premium rates for the benefits applied for without an exclusion or restrictive endorsement.

3.  Conditional Insurance

    If all of the conditions of this receipt are met, insurance under this receipt will be provided from the "coverage date" to the date the policy is delivered, subject to maximum amount limitations set out below.

4. a) Maximum Amount (applicable to life insurance only)

      Any liability of the Companies under this and any other receipts may not exceed the lesser of: (a) the amount applied for in this application, or in the case of Adjustable Life insurance-the initial specified amount applied for; or (b) $1,000,000 of insurance and $100,000 of accidental death benefits.

    b) Maximum Amount (applicable to Disability Income or Disability Overhead Expense only)

       Any liability of the Companies under this and any other receipts may not exceed the lesser of: (a) the amount applied for in this application; or
       (b) $8,000 per month of Disability Income or Disability Overhead
       Expense.

5.  Termination of Conditional Insurance

    If insurance is provided under this receipt, it will terminate when the policy(ies) is/are delivered. If the application is declined, the premium paid will be refunded and there will have been no coverage provided under this receipt.

6.  Suicide

    If any person proposed for insurance commits suicide, the Companies' liability under this receipt will be limited to a refund of the premium payment acknowledged above.

NOTICE TO APPLICANT
PLEASE READ THIS RECEIPT CAREFULLY.

No insurance is provided under this conditional receipt unless all terms and conditions of this receipt are met. This receipt is void if the payment is made by a check or draft that is not honored when presented for payment. Also void are any modifications made to the conditions of this receipt. All premium checks must be made payable to the appropriate Company. Do not make checks payable to the insurance producer or leave checks blank.

RECEIVED from

this_________________________day of________________________________

in the year of____________ , by personal or business check, the sum of $________________________________

in connection with this application for insurance, which application bears the same date as this receipt.

X
-------------------------------------------------------------------------------
(Signature of Insurance Producer)

AS 2550 CR                                                 Edition 03/2008

Variable Universal Life                                             1024
Telephone Authorization & Suitability Information
                                              Please print clearly in black ink.
Ameritas Life Insurance Corp.
P.O. Box 81889, Lincoln, NE 68501
800-745-1112, Fax 402-467-7335

-------------------------------------------------------------------------------
 Telephone Authorization:

Unless waived, the Owner will have automatic telephone transfer authorization.
    [ ]   I elect NOT to have telephone authorization.

 I hereby authorize and direct Ameritas Life Insurance Corp. ("Amerltas") to make allowable transfers of funds or reallocation of net premiums among available subaccounts based upon instructions received by telephone from myself, as Owner. Ameritas will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Ameritas will employ reasonable procedures, including requiring the policy number to be stated, tape recording all instructions, and mailing written confirmation. If Ameritas does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, Ameritas may be liable for any losses due to unauthorized or fraudulent instructions.

 I understand: a) all telephone transactions will be recorded; and b) this authorization will continue in force until the authorization is revoked by either Ameritas or me. The revocation is effective when received in writing or by telephone by the other party.

 Suitability Information With joint owners, include information for both Owners.

a.  otal annual income from occupation(s)........$_____________________
    Total annual income from other source(s)........$___________________
    Indicate sources:____________________________________
    (dividends, rental income, interest, etc.)
c.  Projected total Income(s) for next 12 months....$___________________
d.  Estimated total net worth (excluding home) .....$______________________
e.  Estimated Liquid Net Worth (Cash Investments) . $______________________
f.  Investment Experience (number of years).....................years
g.  Tax Bracket(s) ...............................................
h.  Is the Owner a citizen of the United States? ..............[ ] Yes [ ] No
    Joint Owner? (if applicable) ............................[ ] Yes [ ] No
i.  Is the Owner/Joint Owner or any member of their immediate families:
    1)  employed by or associated with a member of a stock exchange or the
        Financial Industry Regulatory Authority (FINRA)?     [ ] Yes [ ] No

        If yes, please explain:_________________________________________
    2)  a senior officer, director or 10% shareholder of a
        publicly traded company? ...............................[ ] Yes [ ] No

        If yes, please explain:_________________________________________________

Investment Ojectives, Risk Tolerance and Time Horizon

 Please review the investment policy and objectives of the fund portfolios provided in the prospectus and supplemental materials. In order to determine if this policy meets your investment objectives and continuing financial needs, please complete the following:

 Investment Objectives: Please check at least one. Multiple objectives can be selected. However if more than one, please rank based on order of importance to you. Primary = 1, Secondary = 2, etc.

  __Safety of Principal __Income __Tax Advantaged __Growth __Aggressive Growth

Risk Tolerance: Please rank 1-4 in the order of which risk tolerance is most acceptable to you. (1=most tolerable / 4=least tolerable). Your Investment option selections should be consistent with the rank of your risk tolerance levels selected below.

    __Conservative __Moderate __Speculative __High Risk

 Time Horizon: Please check one. Your time horizon should be based on the point at which you expect to start drawing income from this investment.
    [ ] Short (0-5 years) [ ] Intermediate (6-10 years) [ ] Long (10+ years)

AS 2550 SI ALIC                                             Edition 04/2008